                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS AMENDMENT is entered into as of November 13, 1995, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, NATIONSBANK OF TEXAS, N.A. ("AGENT"), as Agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, and LTCB TRUST COMPANY as Co-Agents for Lenders.

     Borrower, Agent, Co-Agents, and certain Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 31, 1995, providing for a $225,000,000 revolving credit facility and a $75,000,000 term loan. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for (a) the exclusion from the definitions of "EBIT," "EBITDA," and "INTEREST EXPENSE," the results of those operations presently classified as discontinued operations as of the date hereof to the extent that those operations remain classified as discontinued, and (b) changes in the minimum Fixed-Charge Coverage ratio. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

     1. TERMS AND REFERENCES. Unless otherwise stated in this amendment, terms defined in the Credit Agreement have the same meanings when used in this amendment.

     2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

          (a)  SECTION 1 is amended by entirely amending the following terms:

               EBIT MEANS -- FOR ANY PERSON, FOR ANY PERIOD, AND WITHOUT DUPLICATION -- THE SUM OF (a) NET INCOME (WITHOUT REGARD TO EXTRAORDINARY ITEMS), PLUS (b) TO THE EXTENT ACTUALLY DEDUCTED IN CALCULATING NET INCOME, INTEREST EXPENSE AND INCOME TAXES, AND (c) MINUS OR PLUS, RESPECTIVELY, ANY NET GAINS OR LOSSES FROM DISCONTINUED OPERATIONS THAT ARE NOT EXTRAORDINARY ITEMS.

               EBITDA MEANS -- FOR ANY PERSON, FOR ANY PERIOD, AND WITHOUT DUPLICATION -- THE SUM OF (a) EBIT PLUS (b) TO THE EXTENT ACTUALLY DEDUCTED IN CALCULATING NET INCOME, DEPRECIATION AND AMORTIZATION FROM CONTINUING OPERATIONS.

               INTEREST EXPENSE MEANS -- FOR ANY PERSON, FOR ANY PERIOD, AND WITHOUT DUPLICATION -- ALL INTEREST ON FUNDED DEBT ALLOCATED TO CONTINUING OPERATIONS, WHETHER PAID IN CASH OR ACCRUED AS A LIABILITY AND PAYABLE IN CASH DURING ANY SUBSEQUENT PERIOD (INCLUDING, WITHOUT LIMITATION, THE INTEREST COMPONENT OF CAPITAL LEASES), AS DETERMINED BY GAAP, AND -- EXCEPT FOR PURPOSES OF CALCULATING INTEREST EXPENSE IN
          SECTION 10.5 -- PREMIUM OR PENALTY FOR REPAYMENT, REDEMPTION, OR REPURCHASE OF DEBT.

          (b)  SECTION 10.5(a) is entirely amended as follows:

               (a) THE RATIO -- DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER (COMMENCING JUNE 30, 1995) OF BORROWER FOR THE FOUR QUARTERS THEN ENDED -- OF THE COMPANIES' EBIT TO INTEREST EXPENSE TO BE LESS
          THAN:

               QUARTER(S) ENDED                           RATIO
               ----------------                        ------------
        6/30/95 THROUGH 9/30/95                        1.55 TO 1.00
        12/31/95                                       1.45 TO 1.00
        3/31/96                                        1.60 TO 1.00
        6/30/96 AND EACH QUARTER ENDING AFTER THAT     1.80 TO 1.00

     3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Agent receives (a) counterparts of this amendment executed by Borrower, each Restricted Company, and Determining Lenders, and (b) an amendment fee for Lenders according to each Lender's Commitment Percentage in an amount equal to 0.10% of the total Commitments as of the date first stated above.

     4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

     6. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this amendment. This amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first stated above.

MAGNETEK, INC.,                              NATIONSBANK OF TEXAS, N.A.,
as BORROWER                                  as AGENT and a LENDER


By   /s/ John P. Colling, Jr.                By   /s/ Andrea P. Collias
     ------------------------------------         ------------------------------
     John P. Colling, Jr., Vice President         Andrea P. Collias, Vice
     and Treasurer                                President

                      ADDITIONAL SIGNATURE PAGE(S) FOLLOW.

THE FIRST NATIONAL BANK OF CHICAGO,          CIBC INC.,
as a CO-AGENT and a LENDER                   as a CO-AGENT and a LENDER


By   /s/ Larry E. Cooper                     By   /s/ Katherine Sax
     ------------------------------------         ------------------------------
     Larry E. Cooper, Vice President              Katherine Sax, Vice President

LTCB TRUST COMPANY,                          FIRST UNION NATIONAL BANK OF
as a CO-AGENT and a LENDER                   TENNESSEE, as a LENDER


By   /s/ John J. Sullivan                    By   /s/ Timothy B. Fouts
     ------------------------------------         ------------------------------
     Name:  John J. Sullivan                      Timothy B. Fouts, Vice
     Title: Executive Vice President              President

CREDIT LYONNAIS - CAYMAN ISLAND              FLEET BANK OF MASSACHUSETTS, N.A.,
BRANCH, as a LENDER                          as a LENDER


By   /s/ Frederick Haddad                    By   /s/ Thomas J. Bullard
     ------------------------------------         ------------------------------
     Name:  Frederick Haddad                      Thomas J. Bullard, Vice
     Title: Authorized Signature                  President

SOCIETE GENERALE, SOUTHWEST                  THE BANK OF CALIFORNIA, N.A.,
AGENCY, as a LENDER                          as a LENDER


By   /s/ Thierry Namuroy                     By   /s/ Scott Lane
     ------------------------------------         ------------------------------
     Thierry Namuroy, Vice President              Scott Lane, Vice President

UNION BANK,                                  ARAB BANKING CORPORATION,
as a LENDER                                  as a LENDER


By   /s/ Linda L. Beaven                     By   /s/ Louise Bilbro
     ------------------------------------         ------------------------------
     Linda L. Beaven, Vice President              Louise Bilbro, Vice President

BANQUE FRANCAISE DU COMMERCE                 THE BOATMEN'S NATIONAL BANK OF
EXTERIEUR, as a LENDER                       ST. LOUIS, as a LENDER


By   /s/ Iain A. Whyte                       By   /s/ Douglas W. Thornsberry
     ------------------------------------         ------------------------------
     Iain Whyte, Assistant Vice President         Douglass W. Thornsberry,
                                                  Assistant Vice President


By   /s/ Mark O. Harrington
     ------------------------------------
     Mark Harrington, Vice President and
     Regional Manager





                      ADDITIONAL SIGNATURE PAGE(S) FOLLOW.

COMMERZBANK AG, ATLANTA AGENCY,              CREDITANSTALT CORPORATE FINANCE,
as a LENDER                                  INC., as a LENDER


By   /s/ Eric Kagerer                        By   /s/ Joseph P. Longosz
     ------------------------------------         ------------------------------
     Eric Kagerer, Assistant Vice                 Joseph P. Longosz, Vice
     President                                    President


By   /s/ Harry P. Yergey                     By   /s/ Robert M. Birinsy
     ------------------------------------         ------------------------------
(Name)    Harry P. Yergey                    (Name)    Robert M. Birinsy
(Title)   Vice President                     (Title)   Senior Vice President

                         FIRST AMERICAN NATIONAL BANK,
                         as a LENDER


                         By   /s/ Cory Napier
                              ------------------------------
                              Cory Napier, Vice President




     To induce Agent to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and their respective successors and permitted assigns.


                                        MAGNETEK CENTURY ELECTRIC, INC.,
                                        MAGNETEK NATIONAL ELECTRIC COIL, INC.,
                                        and MAGNETEK OHIO TRANSFORMER, INC.,
                                        as GUARANTORS



                                        By   /s/ John P. Colling, Jr.
                                             -----------------------------------
                                             John Colling, Jr., Vice President
                                             and Treasurer of all of the
                                             foregoing companies



                              FINAL SIGNATURE PAGE.